Exhibit 32.1
Certification of
Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Anthony Hayes, Chief Executive Officer, of Spherix Incorporated (the “Company”), in compliance with Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company’s Report on Form 10-Q for the period ended September 30, 2013 (the “Report”) filed with the Securities and Exchange Commission:

•	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony Hayes
Anthony Hayes
                                        Chief Executive Officer (Principal Executive Officer)
November 14, 2013